Exhibit 10.7
Amendment No. 1 to
Amended and Restated Credit Agreement
This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), effective (subject to Section 2 below) as of June 30, 2008 (the “Amendment Effective Date”), by and among NGAS RESOURCES, INC., a corporation organized under the laws of the Province of British Columbia (“Holdings”), DAUGHERTY PETROLEUM, INC., a Kentucky corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party to the Credit Agreement referred to below (the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS:
Holdings, the Borrower, the Lenders and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of May 30, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); capitalized terms defined therein and used herein having the meanings specified therein unless otherwise defined herein.
Holdings, the Borrower, the Lenders and the Administrative Agent desire to amend Section 2.02(e) of the Credit Agreement to increase the Conforming Borrowing Base from $75,000,000 to $80,000,000 and to extend the date on which the Borrowing Base is to equal the Conforming Borrowing Base from June 30, 2008 to December 31, 2008.
Holdings, the Borrower, the Lenders and the Administrative Agent have agreed to make the amendments as provided herein upon and subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE XI Amendments to Credit Agreement. The Credit Agreement is, as of the Amendment Effective Date, but subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:
Section 11.01. Section 2.02(e) of the Credit Agreement is amended by deleting such Section in its entirety and replacing it with the following:
“(e) Conforming Borrowing Base. The Conforming Borrowing Base is $80,000,000. The Conforming Borrowing Base shall be utilized solely for purposes of determining the Conforming Borrowing Base Usage under and for purposes of this Agreement. The amount of the Conforming Borrowing Base may be redetermined on or about October 1, 2008, by the Administrative Agent and the Lenders in the same manner as the Borrowing Base may be redetermined on or about such date as provided in this Section 2.02. Notwithstanding the foregoing, beginning on December 31, 2008 and continuing through the Termination Date, the Borrowing Base shall be an amount which is equal to the Conforming Borrowing Base, as redetermined in accordance with Section 2.02, unless all of the Lenders agree in writing that the Conforming Borrowing Base should thereafter be maintained at an amount which is lower than the amount of the Borrowing Base then in effect.
Section 11.02. Schedule 1.01A of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.01A attached hereto.

ARTICLE XII Conditions of Effectiveness. This Amendment shall become effective as of the Amendment Effective Date, subject to the satisfaction (or waiver in writing by the Administrative Agent) of the following conditions precedent:
Section 12.01. the Administrative Agent shall have received this Amendment duly executed by Holdings, the Borrower and all of the Lenders, and acknowledged and consented to by the Guarantors.
Section 12.02. the Administrative Agent shall have received a certificate of a Responsible Officer of each Loan Party, in form satisfactory to the Administrative Agent, certifying as of the Amendment Effective Date:
(a) the names and true signatures of the officers of such Loan Party authorized to execute and deliver, in the name of and on behalf of such Loan Party, this Amendment;
(b) copies of the resolutions (or similar authorizing documents) of the board of directors or other governing body of such Loan Party approving and authorizing the execution, delivery and performance by such Loan Party of this Amendment; and
(c) other documents and matters as the Administrative Agent may reasonably request;
Section 12.03. the Borrower shall have paid all reasonable accrued and unpaid fees, costs and expenses of the Administrative Agent and the Lenders in connection with this Amendment and any other agreements, instruments or documents related hereto, and the transactions contemplated hereby and thereby to the extent due and payable, including, without limitation, the reasonable fees and out of pocket expenses of legal counsel for the Administrative Agent;
Section 12.04. the Administrative Agent shall have received, for the ratable account of the Lenders, payment by the Borrower of a fee for the increase of the Commitment in immediately available funds in the amount of $140,000; and
Section 12.05. the Administrative Agent and each Lender shall have received copies of all other documents, instruments and certificates which the Administrative Agent, any Lender or its or their counsel may reasonably request in connection herewith.
ARTICLE XIII Borrowing Base. The Lenders and the Borrower agree that the amount of the Borrowing Base from and after the Amendment Effective Date up to the next redetermination will be $90,000,000. This provision does not limit the right of the parties to initiate interim redeterminations of the Borrowing Base in accordance with Section 2.02(c).
ARTICLE XIV Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:
Section 14.01. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Kentucky.
Section 14.02. The execution, delivery and performance by the Borrower of this Amendment is within the Borrower’s general corporate powers, has been duly authorized by all necessary action on the part of such Borrower and does not contravene (i) such Borrower’s Organizational Documents, or (ii) any Requirement of Law or any Contractual Obligation binding on or affecting the Borrower or any of its assets or properties, or result in, or require, the creation or imposition of any Lien or other charge, encumbrance or preferential arrangement of any nature (other than pursuant to the Security Documents) upon or with respect to any of the properties now owned or hereafter acquired by such Borrower.
Section 14.03. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Borrower of this Amendment.
Section 14.04. This Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.
Section 14.05. The Security Documents create valid and perfected first priority (subject to Permitted Liens) security interests and Liens in and to the Collateral covered thereby, enforceable against all third parties in all jurisdictions, to secure the payment and performance of the Obligations. The execution, delivery and performance of this Amendment does not and will not adversely affect the Liens created under any of the Security Documents.

Section 14.06. Prior to the last date of execution on the signature pages, no Default or Event of Default exists, and after giving effect to this Amendment no Default or Event of Default will exist, under the Credit Agreement or any other Loan Document.
Section 14.07. The representations and warranties made by Holdings and the Borrower in the Credit Agreement and the other Loan Documents are true and correct on the date hereof, before and after giving effect to the effectiveness of this Amendment, as if made on and as of such date (except to the extent such representations and warranties relate, by their terms, to a specific earlier date, in which case they shall be true and correct on and as of such earlier date).
Section 14.08. There is no pending or threatened action or proceeding affecting Holdings, the Borrower or any of its Subsidiaries before any Governmental Authority which may materially adversely affect the financial condition or operations of Holdings, the Borrower or any such Subsidiary or which purports to affect the legality, validity or enforceability of this Amendment or any other Loan Document (as amended hereby).
ARTICLE XV Reference to and Effect on the Loan Documents.
Section 15.01. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.
Section 15.02. Except as specifically amended above, the Credit Agreement and all other Loan Documents, and the Liens created under the Security Documents, are and shall continue to be in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed by each Borrower. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment and performance of all Obligations under the Credit Agreement and the other Loan Documents.
Section 15.03. Except as expressly provided in Section 3, the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
ARTICLE XVI Costs, Expenses and Taxes. The Borrower hereby agrees to pay on demand all costs and expenses of the Administrative Agent and any Lender in connection with the preparation, negotiation, execution and delivery of this Amendment and any other agreements, instruments and documents to be negotiated, reviewed, executed or delivered hereunder or in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel for the Administrative Agent and the Lenders with respect thereto and with respect to advising the Administrative Agent and the Lenders as to its and their respective rights and responsibilities hereunder and thereunder (which fees and expenses, as to legal counsel of the Administrative Agent, shall be paid directly to legal counsel of the Administrative Agent upon presentation of an invoice for legal services rendered). The Borrower hereby further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable legal counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and the other agreements, instruments and documents to be negotiated, reviewed, executed or delivered hereunder or in connection herewith, including, without limitation, reasonable fees and expenses of legal counsel in connection with the enforcement of rights under this Section 7. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other agreements, instruments and documents to be delivered hereunder, and agrees to save the Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

ARTICLE XVII Release of Claims and Covenant Not to Sue. As a material inducement to the Administrative Agent and each Lender to enter into this Amendment, each of the Loan Parties, for and on behalf of itself and its and their respective Related Parties, (a) does hereby release, acquit, satisfy and forever discharge the Administrative Agent, each Lender and each of its and their respective Related Parties (collectively, the “Released Parties”), from any and all liabilities, obligations, expenses, damages, judgments, actions, claims, demands and causes of action of any kind or nature, whether at law or in equity, whether now accrued or hereafter maturing and whether known or unknown, which such Loan Party or any of its Related Parties now has or hereafter may have by reason of any action, inaction, matter, cause or thing, occurring on or prior to the date of this Amendment, arising out of, in connection with or relating to this Amendment, the Collateral, the Obligations, or the Loan Documents (collectively, “Released Claims”) and (b) does hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other action or proceeding of any kind or nature against any Released Party, by reason of or in connection with any Released Claim, provided, however, that the foregoing release and covenant not to sue shall not apply to any claims arising after the date of this Amendment with respect to acts or events that occur after the date of this Amendment.
ARTICLE XVIII Further Assurances. The Borrower covenants and agrees from time to time, as and when requested by the Administrative Agent or the Lenders, to execute and deliver or cause to be executed or delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Administrative Agent or the Lenders may reasonably deem necessary or desirable in order to (a) carry out the intent and purposes of this Amendment, the Credit Agreement and the other Loan Documents, (b) exercise and enforce any rights and remedies under this Amendment, the Credit Agreement and the other Loan Documents, and (c) perfect, preserve and protect the validity, effectiveness and priority of the security interests and Liens in and to the Collateral created by the Security Documents.
ARTICLE XIX Time. Time is of the essence in the performance of the covenants contained herein and in the Loan Documents.
ARTICLE XX Binding Agreement. This Amendment shall be binding on the parties hereto and their respective successors and assigns; provided, however, that the Borrower may not assign or delegate any of its rights or obligations hereunder without the prior written consent of the Administrative Agent.
ARTICLE XXI Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart by facsimile or other electronic means shall be effective as delivery of an original executed counterpart of this Amendment.
ARTICLE XXII Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Ohio.
ARTICLE XXIII Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.
ARTICLE XXIV Interpretation. The rules of interpretation in Article I of the Credit Agreement shall apply to this Amendment.
ARTICLE XXV Loan Document. This Amendment is and shall constitute a Loan Document in all respects and for all purposes.
ARTICLE XXVI ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
ARTICLE XXVII Guarantor Acknowledgment and Consent. The Borrower hereby covenants and agrees to cause each Guarantor existing on the date hereof to execute and deliver the Guarantor Acknowledgment and Consent to this Amendment, in the form attached hereto.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NGAS RESOURCES, INC., a British Columbia corporation
By:
Name:
Title:

DAUGHERTY PETROLEUM, INC., a Kentucky corporation
By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as the Administrative Agent, as a Lender and as the Issuing Bank
By:
Name:
Title:

BMO CAPITAL MARKETS FINANCING, INC., as a Lender
By:
Name:
Title:

RBC CENTURA BANK, as a Lender
By:
Name:
Title:

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